HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Matthew J. Poznar

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Matthew J. Poznar	Dated as of May 27, 2015
Matthew J. Poznar

APPENDIX A

Hartford Life Insurance Company Power of Attorney

Dated as of February 4, 2013

Filed on Form S-6

File Numbers:

333-114401

333-114404

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Peter F. Sannizarro

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizarro	Dated as of February 4, 2013
Peter F. Sannizarro

APPENDIX A

Hartford Life Insurance Company Power of Attorney

Dated as of February 4, 2013

Filed on Form S-6

File Numbers:

333-114401

333-114404

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert W. Paiano

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Paiano	Dated as of February 4, 2013
Robert W. Paiano

APPENDIX A

Hartford Life Insurance Company Power of Attorney

Dated as of February 4, 2013

Filed on Form S-6

File Numbers:

333-114401

333-114404

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Brion S. Johnson

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brion S. Johnson	Dated as of October 20, 2014
Brion S. Johnson

APPENDIX A

Hartford Life Insurance Company Power of Attorney

Dated as of October 20, 2014

Filed on Form S-6

File Numbers:

333-114401

333-114404